THE SECURITIES REPRESENTED BY THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.

                          NOR'WESTER BREWING COMPANY, INC.

                                       WARRANT


                                                                  April 14, 1997


    THIS CERTIFIES THAT, for value received, Black & Company, Inc., and its permitted assigns, (the "Warrant Holders") is entitled to purchase from Nor'Wester Brewing Company, Inc., an Oregon corporation (the "Company"), at any time on or after the first anniversary of the date on which the Company's Registration Statement on Form SB-2 (No. 33-98976) is declared effective by the Securities and Exchange Commission (the "Effective Date") to and including the fifth anniversary of the Effective Date the following number of shares of the Company's Common Stock at the exercise price indicated below (the "Exercise Price"):

    NUMBER OF SHARES: 92,000, (subject to adjustment as indicated below)

    EXERCISE PRICE: $1.75 per share, (subject to adjustment as indicated below)

    This Warrant is subject to the following provisions, terms and conditions:

    1. GRANT OF RIGHTS UNDER WARRANT. The Company hereby grants to the Warrant Holders the right, privilege, and option to purchase the number of shares of the Company's Common Stock indicated above at the exercise price indicated above, in each case subject to adjustment in accordance with Section 3 of this Warrant. The Common Stock purchased by the Warrant holder pursuant to the exercise of this Warrant will, upon payment of the exercise price of such shares in accordance with Section 2 of this Warrant, be fully paid and nonassessable. The Company covenants and agrees that at all times during the term of this Warrant there will be authorized and reserved for issuance upon exercise of this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company also hereby grants to the Warrant Holders the registration rights with respect to shares of the Company's Common Stock which they may acquire by exercising their rights under this Warrant as set forth in Exhibit A attached hereto and by this reference incorporated herein.

    2. EXERCISE OF WARRANT. The rights granted under this Warrant may be exercised by written notice signed and delivered by the Warrant Holder (or, in the case of exercise after death of the Warrant Holder, by the executor, administrator, heir or legatee of the Warrant Holder,


1 - WARRANT
as the case may be) directed to the President of the Company at the principal business office of the Company in the form attached hereto as Exhibit B, stating the number of shares being purchased and specifying the manner of payment of the exercise price of the shares being purchased (the "Notice of Exercise"). Unless the Warrant Holder specifies in the Notice of Exercise that the Warrant is being exercised on a "Net Shares" basis as described in the following paragraph, the Notice of Exercise must be accompanied by a certified or cashier's check, wire transfer of funds or other form of payment reasonably acceptable to the Company in the amount of the Exercise Price for all of the shares being purchased as specified in the Notice of Exercise. The Company agrees that the shares purchased by exercise of this Warrant will be and are deemed to be issued to the Warrant Holder as the record holder of such shares as of the close of business on the date that the Notice of Exercise is received and, unless the Notice of Exercise specifies that the Warrant is being exercised on a Net Share basis, payment of the Exercise Price for all of the shares being purchased is tendered. Certificates for the shares of Common Stock purchased by the exercise of this Warrant will be delivered to the Warrant Holder in such name and to such address as the Warrant Holder may request in the Notice of Exercise as soon as reasonably practicable after the effective date of such exercise. If this Warrant is exercised as to less than all of the shares covered by this Warrant, the Company will execute and deliver to the Warrant Holder a new Warrant containing the same rights, terms and conditions as contained in this Warrant in the name of the Warrant Holder for the balance of the shares covered by this Warrant and cancel this Warrant.

    The Warrant Holder may, at its sole discretion, indicate in the Notice of Exercise that the Warrant Holder, in lieu of tendering payment of the Exercise Price for all of the shares being purchased as specified in the Notice of Exercise, wishes to exercise this Warrant on a Net Share basis. Upon such election by the Warrant Holder, the Company will deliver to the Warrant Holder, without the payment by the Warrant Holder of the Exercise Price or any other consideration, a certificate for the number of shares of Common Stock equal to product of the number of shares specified in the Notice of Exercise multiplied by the difference between 1 and the fraction which results from dividing the Exercise Price by the "Market Price per Share," as hereinafter defined, of Common Stock as of the close of business on the last trading day prior to the effective date of the Notice of Exercise.

    No fractional shares will be issued upon any exercise of this Warrant. Instead of any fractional share, the Company will pay a cash adjustment (which may, in the discretion of the Warrant Holder, be effected as a reduction of the exercise price otherwise payable upon such exercise) in an amount equal to the same fraction of the "Market Price per Share," as hereinafter defined, of Common Stock as of the close of business on the last trading day prior to the effective date of the Notice of Exercise.

    "Market Price per Share" for purposes of the two preceding paragraphs of this Section 2 will mean (i) the closing price if the Common Stock is traded on a securities exchange, (ii) the last sales price in the Common Stock is quoted for trading on NASDAQ or (iii) the average of the closing bid and asked prices published if the Common Stock is quoted for trading in any other over-the-counter market. If at such time, the Common Stock is not traded on an exchange,


2 - WARRANT
quoted for trading on NASDAQ or otherwise quoted for trading in any other over-the-counter market, the "Market Price per Share" will be deemed to be the higher of (i) the per share book value as shown on the most recent financial statements of the Company prepared in accordance with generally accepted accounting principals or (ii) the fair value of the Common Stock as determined in good faith by the Board of Directors of the Company as of a date within 15 days after the receipt of the Notice of Exercise.

    3. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. The Exercise Price of this Warrant and the number of shares of Common Stock covered by this Warrant will, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as provided in this Section 3. Upon each adjustment of the Exercise Price of this Warrant, the Warrant Holder will thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock which may be purchased under this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such Adjustment.

    If the Company increases the number of its outstanding shares of Common Stock by means of a stock dividend, stock split, subdivision or otherwise without the receipt of consideration, the Exercise Price will be reduced by the fraction obtained by dividing the number of shares of Common Stock outstanding immediately prior to such action by the number of shares of Common Stock immediately after such action. If the Company decreases the number of its outstanding shares of Common Stock by means of a reverse stock split, consolidation of shares or otherwise without the payment of consideration, the Exercise Price will be increased by the fraction obtained by dividing the number of shares of Common Stock outstanding immediately prior to such action by the number of shares of Common Stock immediately after such action.

    The Company agrees to give written notice to the registered holder of this Warrant at the address of the Warrant Holder as shown on the books of the Company with a copy to Black & Company, Inc., One S.W. Columbia, Suite 1200, Portland, OR 97258, Attn: Laura Black, within 5 days after any action resulting in an adjustment pursuant to this Section 3 stating the nature of the action, the Exercise Price resulting from such adjustment and the number of shares of Common Stock now covered by this Warrant and explaining in reasonable detail the method of calculation and the facts upon which such calculation is based.

    4. RECLASSIFICATION, REORGANIZATION OR MERGER. If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another entity is effected in such a way that holders of the Company's Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for their shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision will be made whereby the Warrant Holder will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified


3 - WARRANT
in this Warrant and in lieu of the Common Stock which could have been purchased under this Warrant immediately prior to such transaction, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such which could have been purchased under this Warrant immediately prior to such transaction had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision will be made with respect to the rights and interest of the Warrant Holder to the end that the provisions of this Warrant (including without limitation provisions under Section 3 for adjustments of the Exercise Price and of the number of shares which can be purchased under this Warrant) will thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity purchasing such assets assumes, by written instrument executed and delivered to the Warrant Holder at the last address of the Warrant Holder appearing on the books of the Company, the obligation to deliver to the Warrant Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Warrant Holder may be entitled to purchase. As used in this Warrant, "Common Stock" includes not only the class of capital stock designated by the Company as Common Stock upon the original issuance of this Warrant as well as any shares of stock, securities or assets which the Warrant Holder would be entitled to purchase as a result of any reorganization, reclassification, consolidation, merger or sale and the application of this Section 4.

    5. NOTICES TO WARRANT HOLDERS. The Company agrees to give written notice to the registered holder of this Warrant at the address of the Warrant Holder as shown on the books of the Company with a copy to Black & Company, Inc., One S.W. Columbia, Suite 1200, Portland, OR 97258, Attn: Laura Black, at least 15 days prior to the date of any of the following actions and at least 15 days prior to the record date or the date on which the Company's transfer books are to be closed with respect any of the events referenced in Section 3 or 4 above. Such notice will specify the action or actions which are proposed to be taken and the record date or date on which the Company's transfer books are to be closed with respect thereto.

    6. ASSIGNMENT OF WARRANT OR RESALE OF SHARES. This Warrant may not be sold, transferred, assigned or hypothecated for a period of one year from the Effective Date, except, subject to the second paragraph of this Section 6, to persons who are officers of Black & Company, Inc., to a partnership comprised of such persons or by operation of law. Subject to the foregoing and subject to the second paragraph of this Section 6, this Warrant and all rights hereunder are transferable by a Warrant Holder, in whole or in part, upon the surrender of this Warrant together with a written notice of assignment in the form attached hereto as Exhibit C ("Assignment Notice"). Upon any such assignment, the Company will, without charge, execute and deliver a new Warrant containing the same rights, terms and conditions as contained in this Warrant in the name of the assignee for some or all of the shares of Common Stock covered by this Warrant as specified in the Assignment Notice and, if not all of the shares of Common Stock covered by this Warrant are assigned to the assignee, execute and deliver a new Warrant


4 - WARRANT
containing the same rights, terms and conditions as contained in this Warrant in the name of the Warrant Holder for the balance of the shares covered by this Warrant and may then cancel this Warrant.

    The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise of this Warrant of the Warrant Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise of this Warrant. Such Warrant Holder will also provide the Company with such written representations from the Warrant Holder and the proposed transferee satisfactory to the Company as the Company may reasonably request regarding such transfer or, at the election of the Company, an opinion of legal counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration or qualification (under any Federal or State securities law) of the transfer. Upon receipt by the Company of such written notice and either such representations or opinion, the Warrant Holder will be entitled to transfer this Warrant or to transfer shares of Common Stock issuable or issued upon the exercise of this Warrant, all in accordance with the terms of the notice delivered by the Warrant Holder to the Company, provided that an appropriate legend, if any, respecting the restrictions on transfer under applicable securities laws may be endorsed on this Warrant or the certificates for the shares of Common Stock issuable or issued upon the exercise of this Warrant.

    7. RIGHTS PRIOR TO EXERCISE OF THIS WARRANT. This Warrant will not entitle any Warrant Holder to any voting rights or other rights as a shareholder of the Company unless and only to the extent that this Warrant has been exercised by such Warrant Holder.

    8. APPLICABLE LAW. This Warrant will be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the state of Oregon.

                                              NOR'WESTER BREWING COMPANY. INC.


                                           By:
                                              -------------------------------
                                              James W. Bernau, President


5 - WARRANT

                                                                    Exhibit A to
                                                                         Warrant


                           NOR'WESTER BREWING COMPANY, INC.

                          REGISTRATION RIGHTS UNDER WARRANT


    Nor'Wester Brewing Company, Inc. has granted to the Warrant Holders and its permitted assigns under the Warrant dated April 14, 1997, the following registration rights with respect to shares of the Company's Common Stock which may be acquired by exercising their rights under the Warrant.

    9. REQUIRED REGISTRATION. If the Company receives a written request therefor from any record holder or holders of an aggregate of at least a majority of the Registrable Shares (as hereinafter defined) not theretofore registered under the Securities Act of 1933 (the "Securities Act") and sold, the Company will prepare and file a registration statement under the Securities Act covering the Registrable Shares which are the subject of such request and will use its best efforts to cause such registration statement to become effective. In addition, upon the receipt of such request, the Company will promptly give written notice to all other record holders of Registrable Shares not theretofore registered under the Securities Act and sold, and to Black & Company, Inc., One S.W. Columbia Street, Suite 1200 Portland, Oregon 97258, Attention: Laura Black, that such registration is to be effected. The Company will include in such registration statement such Registrable Shares for which it has received written requests to register by such other record holders within 15 days after the delivery of the Company's written notice to such other record holders. The Company will be obligated to prepare, file and cause to become effective only one registration statement pursuant to this Section A-1 and to pay all costs and expenses associated with such registration statement. Notwithstanding the foregoing, the record holder or holders of an aggregate of at least a majority of the Registrable Shares not theretofore registered under the Securities Act and sold may require, pursuant to this Section A-1, the Company to prepare, file and cause to become effective any number of registration statements on Form-S-3 or the equivalent form then in existence, but such holder or holders will bear their own costs and expenses and reimburse the Company for its costs and expenses associated with such registration statements, and the Company will not be required to comply with more than two such requests per year. In the event that the holders of a majority of the Registrable Shares for which registration has been requested pursuant to this Section A-1 determine for any reason not to proceed with a registration at any time before a registration statement has been declared effective by the Securities and Exchange Commission (the "Commission"), and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the Registrable Shares covered thereby, and the holders of such Registrable Shares agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the expenses incurred by it attributable to the registration of such Registrable Shares, then the holders of such Registrable Shares will not be deemed to have exercised their right to require the Company to register Registrable Shares pursuant to this Section A-1.

         If, at the time any written request for registration is received by the Company pursuant to this Section A-1, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request will be deemed to have been given pursuant to Section A-2 hereof rather than this Section A-1, and the rights of the holders of Registrable Shares covered by such written request will be governed by Section A-2 hereof.

         Without the written consent of the holders of a majority of the Registrable Shares for which registration has been requested pursuant to this Section A-1, neither the Company nor any other holder of securities of the Company may include securities in such registration if, in the good faith judgment of the managing underwriter, if any, of such public offering, the inclusion of such securities would interfere with the successful marketing of the Registrable Shares or require the exclusion of any portion of the Registrable Shares to be registered.

         The rights granted by this Section A-1 may be transferred to and are exercisable by subsequent transferee of any Registrable Shares, except with respect to Registrable Shares that have been registered under the Securities Act and sold or which are sold in reliance upon Rule 144 of the Securities Act or by a subsequent transferee of Registrable Shares to whom the registration rights are not transferred.

         Notwithstanding the foregoing the Company will not be obligated to take any action pursuant to this Section A-1:

         A. if the Company, within 10 days of the receipt of a request for registration pursuant to this Section A-1, gives notice of its bona fide intention to effect the filing of a registration with the Commission, pertaining to an underwritten public offering of securities for the account of the Company, within 90 days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Shares) in which case the Company's obligation will be deferred until the later of the expiration of such 90 day period or 90 days after the effective date of the registration statement filed by the Company within such 90 day period;

         B. during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date three months following the effective date of, a registration statement, pertaining to an underwritten public offering of securities for the account of the Company (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable

    Shares), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

          C. if the Company furnishes to such requesting parties a certificate signed by the President of the Company stating that it in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future or for certain disclosure to be made that, in the opinion of the Board of Directors duly advised by counsel, is required to be made in connection with the offer or sale of securities pursuant to such registration, provided that the Company's obligation to use its best efforts to file a registration statement will be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such requesting parties, and provided, further, that the Company will not exercise its rights under this clause to defer such obligation more than once in any twelve month period.

    A-2.      INCIDENTAL REGISTRATION.  Each time the Company determines to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders (other than a registration statement on a form that does not permit the inclusion of shares by its security holders), the Company will give written notice of its determination to all record holders of Registrable Shares not theretofore registered under the Securities Act and sold, and to Black & Company, Inc., One S.W. Columbia Street, Suite 1200 Portland, Oregon 97258, Attention: Laura Black. Upon the written request of a record holder of any Registrable Shares given within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such Registrable Shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Shares to be so registered; provided, however, that nothing herein will prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section A-2 is underwritten in whole or in part, the Company may require that the Registrable Shares requested for inclusion pursuant to this Section A-2 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of Registrable Shares otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration, provided, however, that only shares to be sold for the account of the Company and Registrable Shares are included in such offering.

         The rights granted by this Section A-2 may be transferred to and are exercisable by subsequent transferee of any Registrable Shares, except with respect to Registrable Shares that have been registered under the Securities Act and sold or which are sold in reliance upon

Rule 144 of the Securities Act or by a subsequent transferee of Registrable Shares to whom the registration rights are not transferred

    A-3.      REGISTRATION PROCEDURES.  If and whenever the Company is required by the provisions of Section A-1 or Section A-2 hereof to effect the registration of Registrable Shares under the Securities Act, the Company will:

         A. prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

         B. prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months in the case of registrations on Form S-1, Form S-2 or Form SB-2;

         C. furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

         D. use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company will not for any purpose be required (i) to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; (ii) to register or qualify the securities covered by such registration statement under the securities or blue sky laws of any state in which such registration or qualification would require merit review of the offering; provided that the class of securities covered by such registration statement is qualified for inclusion in and traded on the Nasdaq National Market System at the time of the offering and provided further, that, the Company takes all such other action or refrains from taking such action as otherwise is required to register or qualify such securities in such state;

         E. notify the security holders participating in such registration, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         F. notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         G. prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Shares by such holder;

         H. prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus, or any other prospectus as then in effect, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         I. advise such holders, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         J. not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

         K. at the request of any such holder, furnish (i) an opinion, dated as of the closing date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, with a copy to the holder or holders making such request, or if there are no underwriters, addressed to such holder or holders, covering such matters as such underwriters or holder or holders, as the case may be, may reasonably request, and (ii) letters dated as of the effective date of the registration statement and as of the closing date, from the independent certified public accountants of the Company, addressed to the underwriters, with a copy to the holder or holders making such request, or if there are no underwriters, addressed to such holder or holders, covering such matters as such underwriters and holder or holders, as the case may be, may reasonably request.

    A-4.      EXPENSES.  With respect to Section A-1 and Section A-2 hereof
(except as otherwise provided in Section A-1), the Company will bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering, provided, however, that the Company will not be required to bear the fees and disbursements of counsel for the underwriter or underwriters in the event the selling security holders and underwriter or underwriters agree, without the consent of the Company, that either the selling security holders or the Company will bear such fees and expenses. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes relating to the shares, included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, will be borne pro rata by the selling security holders.

    A-5.      INDEMNIFICATION.

         A. The Company will indemnify and hold harmless each holder of Registrable Shares which are included in a registration statement pursuant to the provisions of Section A-1 or Section A-2 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

         B. Each holder of Registrable Shares which are included in a registration pursuant to the provisions of Section A-1 or Section A-2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of an material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such holder specifically for use in the preparation thereof.

         C. Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section A-5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the identified party and the indemnifying party and the indemnified party will have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties will have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or
    (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party has employed counsel in accordance with the proviso of the preceding sentence,
    (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party;

         D.   In the event of a conflict between the provisions of paragraphs
    (a) or (b) of this Section A-5 governing the indemnification of an underwriter and any person controlling such underwriter, and the corresponding provisions of an underwriting agreement between the Company, the holders of the Registrable Shares and such underwriter, the underwriting agreement will control; provided, however, that the Company will indemnify the underwriter and any person controlling such underwriter as set forth in paragraph (a) of this Section A-5 if necessary to reach agreement on the terms of an underwriting agreement.

    A-6. DEFINITION OF REGISTRABLE SHARES. "Registrable Shares" means the shares of Common Stock of the Company purchased or which may be purchase pursuant to the exercise of the Warrant dated April 14, 1997 (together with any warrant or warrants issued in substitution or exchange therefor, whether or not such securities have in fact been issued, and the Common Stock or other securities of the Company issued in a stock split or reclassification of, or a stock dividend or other distribution on or in substitution or exchange for, or otherwise in connection with, any of the foregoing securities, or in a merger or consolidation involving the Company or a sale of all or substantially all of the Company's assets. For purposes hereof, a Warrant Holder under the Warrant will be treated as the record holder of the Common Stock then issuable upon the exercise thereof.

    A-7.      AVAILABILITY OF REGISTRATION RIGHTS.  The right to registration pursuant hereto will commence on the first anniversary of the Effective Date (as defined in the Warrant to which these Registration Rights are attached) and will terminate, with respect to the provisions of Section A-1 hereof, on the fifth anniversary of the Effective Date and with respect to the provisions of Section A-2 hereof, on the seventh anniversary of the Effective Date. The right to registration pursuant hereto may not be exercised by a holder of Registrable Shares at any time when such holder may immediately sell, pursuant to the provisions of Rule 144 under the Securities Act, all of the Registrable Shares held by such holder.

                                                                       Exhibit B
                                                                      to Warrant

                          NOR'WESTER BREWING COMPANY, INC.

                            NOTICE OF EXERCISE OF WARRANT


TO: NOR'WESTER BREWING COMPANY, INC.
    66 S.E. Morrison Street
    Portland, Oregon 97214
    Attn: President


    Notice is hereby given that the undersigned as a Warrant Holder under a Warrant dated April 14, 1997 does hereby irrevocably exercise the Warrant to purchase _______________ shares of the Company's Common Stock of (the "Purchased Shares") covered by the Warrant. As payment in full of the Exercise Price of the shares of Common Stock being purchased by this exercise, the undersigned does hereby (check one):

    ______ tender a certified or cashier's check in the full amount of the Exercise Price; OR

    ______ tender payment in the full amount of the Exercise Price in such other manner as has been agreed to by the Company: OR

    ______ authorize the Company to issue a certificate for only the number of Purchased Shares reduced by the number of shares of Common Stock of the Company which have a value (as determined under the Warrant) equal to the full amount of the Exercise Price as described in the Warrant as a "Net Shares" exercise.

    If the number of Purchased Shares is less than all of the shares of Common Stock which may be purchased by the undersigned under the Warrant, the undersigned requests that a new Warrant be issued to the undersigned for the balance of the shares of Common Stock covered by the Warrant. Capitalized terms not otherwise defined herein will have the meanings set forth for such terms in the Warrant.

DATED:
     ------------------------------


                             ------------------------------------------------
                             (SIGNATURE OF THE WARRANT HOLDER)


                             ------------------------------------------------
                             (NAME OF THE WARRANT HOLDER, PRINTED OR TYPED)


                             ------------------------------------------------
                             (NAME IN WHICH PURCHASED SHARES ARE TO BE ISSUED, IF DIFFERENT FROM THE NAME OF THE WARRANT HOLDER)


                             ------------------------------------------------

                             ------------------------------------------------

                             ------------------------------------------------
                             (ADDRESS FOR PURPOSES OF THE COMPANY'S CORPORATE RECORDS)

                                                                       Exhibit C
                                                                      to Warrant

                          NOR'WESTER BREWING COMPANY, INC.

                           NOTICE OF ASSIGNMENT OF WARRANT


TO: NOR'WESTER BREWING COMPANY, INC.
    66 S.E. Morrison Street
    Portland, Oregon 97214
    Attn: President


    Notice is hereby given that the undersigned as a Warrant Holder under a Warrant dated April 14, 1997, does hereby irrevocably assign the Warrant Holder's rights under the Warrant as to ________________________ of the shares of the Company's Common Stock of (the "Assigned Shares") covered by the Warrant to:


              ---------------------------------------------
              (NAME OF THE ASSIGNEE, PRINTED OR TYPED)


              ---------------------------------------------

              ---------------------------------------------

              ---------------------------------------------
              (ADDRESS OF THE ASSIGNEE, PRINTED OR TYPED)


and requests that the Company issue to the above named assignee a Warrant entitling the assignee to purchase the number of Assigned Shares on the same terms and conditions as the undersigned was entitled under the Warrant dated January __, 1996. If the number of Assigned Shares is less than all of the shares of Common Stock which may be purchased by the undersigned under the Warrant, the undersigned also requests that a new Warrant be issued to the undersigned for the balance of the shares of Common Stock covered by the Warrant.

Capitalized terms not otherwise defined herein will have the meanings set forth for such terms in the Warrant.

DATED:
     ---------------------------------

                                             ---------------------------------
                                             (SIGNATURE OF THE WARRANT HOLDER)


                                         C-2